As filed with the Securities and Exchange Commission on April 17, 2008


                                                    Registration Nos.: 333-81141
                                                                       811-09395


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20546

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Post-Effective Amendment No. 11
                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 12

                                   -----------

                       THIRD AVENUE VARIABLE SERIES TRUST
               (Exact name of Registrant as Specified in Charter)

                   622 Third Avenue, New York, New York 10017
          (Address of Principal Executive Offices including Zip Code)

                   (toll-free) (800) 433-1021, (212) 888-5222
              (Registrant's Telephone Number, including Area Code)

                                   -----------

                    Please send copies of communication to:

       David M. Barse                            Richard T. Prins, Esq.
Third Avenue Management LLC             Skadden, Arps, Slate, Meagher & Flom LLP
      622 Third Avenue                             Four Times Square
  New York, New York 10017                      New York, New York 10036

                                   -----------

It is proposed that this filing will become effective:

[X]  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

                               [GRAPHIC OMITTED]


                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO

                                   PROSPECTUS





                                  MAY 1, 2008_




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     TABLE OF CONTENTS
================================================================================

     ABOUT THE PORTFOLIO                                                   1

          Investment Objective and Principal Investment Strategies Principal Investment Risks
          Performance
          Fees and Expenses
          Who May Want to Invest
          Investment Philosophy

     MANAGEMENT OF THE PORTFOLIO                                           5

     HOW TO PURCHASE AND REDEEM SHARES                                     6

     DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES                         8

     FINANCIAL HIGHLIGHTS                                                 10

ABOUT THE PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE

Third Avenue Value Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


Third Avenue Value Portfolio (the "Portfolio" or "Fund") seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies believed to be without significant liabilities in comparison to their liquid resources) at a discount to what the Portfolio's adviser, Third Avenue Management LLC (the "Adviser"), believes is their intrinsic value. The Portfolio also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the Adviser believes are undervalued.

Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security; and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Portfolio invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Portfolio's investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Portfolio's investment strategy.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

MARKET RISK. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Portfolio will similarly fluctuate and you could lose money.


STYLE RISK. The Portfolio frequently identifies opportunities in industries that appear to be depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Portfolio is not limited to investing in stocks, the Portfolio may own significant amounts of non-equity instruments in a rising stock market, thereby producing smaller gains than a Portfolio invested solely in stocks. Because of the Portfolio's disciplined and deliberate investing approach, there may be times when the Portfolio will have a significant cash position. A substantial cash position can impact the Portfolio's performance in certain market conditions, and may make it more difficult for the Portfolio to achieve its investment objective.


The value of a security owned by the Portfolio may decline or fail to appreciate if the market believes that its value is less than the Adviser believes it is worth. This could be due to a variety of factors, including that the Adviser's analysis of a company in which the Portfolio invests is wrong or the company fails to realize its value.

SMALL-CAP RISK. The Portfolio may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

HIGH-YIELD RISK. The Portfolio's investments in high-yield securities (commonly known as "junk bonds") may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

CREDIT AND INTEREST RATE RISK. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

FOREIGN SECURITIES RISK. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.


CURRENCY RISK. The Fund's investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency's home country has not declined.


NON-DIVERSIFICATION RISK. The Portfolio is non-diversified. This means that the Portfolio may have investments in fewer issuers than diversified mutual funds of comparable size. The Portfolio does not have, however, a strategy requiring it to limit its investments to any specified number of issuers. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.


PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing how performance has changed from year to year and by comparing the Portfolio's average annual returns to relevant broad measures of market performance. You should be aware that Portfolio performance will fluctuate and may or may not perform as well as a comparable broad market index. All figures assume reinvestment of dividends and distributions. These figures do not reflect charges assessed at the contract or separate account level. If any such charges were included, returns would be lower. As with all mutual funds, the Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.


                               [GRAPHIC OMITTED]


During the periods shown in the above bar chart, the highest return for a quarter was 18.62% (quarter ending June 30, 2003) and the lowest return for a quarter was (19.79%) (quarter ending September 30, 2002).


 AVERAGE ANNUAL TOTAL
RETURNS FOR THE PERIODS
   ENDING 12/31/2007              PAST ONE YEAR          PAST FIVE YEARS       SINCE INCEPTION*
-----------------------           -------------          ---------------       ---------------

THIRD AVENUE VALUE PORTFOLIO             -4.80%                  16.64%                 15.68%

STANDARD & POOR'S 500 INDEX
 (S&P 500)**                              5.49%                  12.83%                  3.09%

RUSSELL 2500 INDEX**                      1.38%                  16.99%                 10.29%


----------
*  September 21, 1999.

** An index is a hypothetical measure of performance of the stock market or one of its segments based on the ups and downs in the values of securities that make up or are representative of a particular market or segment. It does not factor in fees or expenses -- costs that are reflected in the Portfolio's results.


o The S&P 500 is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

o The Russell 2500 Index measures the market performance of small to mid-sized companies._ The Russell 2500 Index will be removed next year because the index no longer provides a similar investment profile as compared to the investment strategy of the Portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio through a variable contract. The insurance company contract through which you invest may have other additional fees and expenses.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

Management Fees                                                0.90%

Other Expenses                                                 0.27%
--------------------------------------------------------------------

Total Annual Fund Operating Expenses   1.17%

EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Value Portfolio with the cost of investing in other mutual funds. The example does not reflect separate account charges. If these charges were included, overall expenses would be higher. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         Year 1            Year 3           Year 5            Year 10
        ---------         ---------        ---------        -----------

          $119              $372             $644              $1,420

WHO MAY WANT TO INVEST

Third Avenue Value Portfolio may be appropriate for investors seeking long-term capital appreciation. The Portfolio is not appropriate for short-term investors or those seeking income.

INVESTMENT PHILOSOPHY

The Portfolio adheres to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the Adviser believes is the intrinsic value of the securities. The Portfolio's Adviser believes this both lowers investment risk and increases capital appreciation potential. The Portfolio identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. For these reasons, the Portfolio may seek investments in the securities of companies in industries that are believed to be temporarily depressed.

The Portfolio follows a strategy of long-term investing. The Portfolio will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The particular types of securities in which the Portfolio will invest and the percentage of the Portfolio's assets invested in each type of security will vary depending on where the Adviser sees the most value at the time of investment. The Adviser anticipates, however, that a substantial portion of the Portfolio's assets will be invested in equity securities. In selecting equity securities, the Adviser generally seeks to invest in companies that exhibit the following characteristics:

1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service (that is, the current annual required payment of interest and principal to creditors) consumes a small part of such companies' cash flow.

2) Responsible managements and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

4) Availability of the security at a market price which the Adviser believes is at a discount to the Adviser's estimate of what the issuer would be worth as a private company or as a take-over or merger and acquisition candidate. As noted above, the Portfolio may from time to time invest its assets in securities other than common stock, including preferred stocks and various types of debt securities, when the Adviser believes that there is a greater potential to realize value by investing in other types of securities. The Portfolio may invest a small portion or a substantial portion of its assets in those other types of securities from time to time.

When the Portfolio's Adviser believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the Portfolio's investment criteria, the Portfolio may hold all or a portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. This does not constitute a change in the Portfolio's investment objective, but could prevent or delay the Portfolio from achieving its objective.

MANAGEMENT OF THE PORTFOLIO
================================================================================

THE INVESTMENT ADVISER


Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is the investment adviser for the Portfolio. The Adviser manages the Portfolio's investments, provides various administrative services and supervises the Portfolio's daily business affairs, subject to the authority of the Board of Trustees of Third Avenue Variable Series Trust (the "Trust"). The Adviser provides investment advisory or sub-advisory services to 13 other open-end mutual funds with assets in excess of $20 billion as of January 31, 2008. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986.

The Portfolio has historically placed a substantial majority of its securities transactions through the Adviser's affiliated broker-dealer, M.J. Whitman LLC, which also serves as distributor of the Portfolio. The Portfolio has also historically placed many private debt trades through another affiliate, Private Debt LLC. The Trust and the Adviser have adopted policies and procedures designed to enable these trades to be executed in conformance with relevant regulatory requirements and with the Adviser's duty to seek best execution. Commissions generated from these transactions are not intended to compensate M.J. Whitman LLC or Private Debt LLC for any services or other arrangements other than execution. Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser, M.J. Whitman LLC and Private Debt LLC.

The Portfolio's Annual Report to Shareholders for the period ended December 31, 2007 contains a discussion of the basis of the Board of Trustee's determination regarding whether to continue the investment advisory arrangements.


PORTFOLIO MANAGERS

The Statement of Additonal Information ("SAI") provides additional information about the portfolio managers' compensation, additional accounts that they manage and ownership of shares in the Portfolio.

CURTIS R. JENSEN

Curtis Jensen has served as co-manager of the Portfolio since April 30, 2001. Mr. Jensen has also served as Co-Chief Investment Officer of the Adviser since February 2003. He has been employed by the Adviser (and its predecessor entity) since 1995, and also serves as portfolio manager of the Third Avenue Small-Cap Value Fund. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995, where he studied under Martin J. Whitman, Chairman of the Trust and Co-Chief Investment Officer of the Adviser. Prior to that, Mr. Jensen was a director of, and managed the operations of, a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright Company.

Mr. Jensen received his M.B.A. from the Yale School of Management and his B.A. in Economics from Williams College.

IAN LAPEY


Ian Lapey was added as co-manager of the Portfolio on May 1, 2008. Mr. Lapey is also a senior member of the Adviser's investment team. He is a portfolio manager for the Adviser's value and small-cap value sub-advised portfolios, as well as Third Avenue Value Equity Offshore Fund Ltd., a commingled fund for offshore investors. Mr. Lapey joined the firm in 2001.

Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston, covering the housing and furniture industries. Previously, he held various research positions with Salomon Brothers, Hampshire Securities and Lord Abbett & Co. Earlier in his career, Mr. Lapey was a financial analyst for Revlon and a staff accountant for Ernst & Young.

Mr. Lapey received an M.B.A. from New York University Stern School of Business, an M.S. in Accounting from Northeastern University Graduate School of Professional Accounting, and a B.A. in Economics from Williams College. Mr. Lapey is a Certified Public Accountant (inactive).

HOW TO PURCHASE AND REDEEM SHARES
================================================================================

PURCHASE OF SHARES

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open for trading. The Portfolio offers its shares only to separate accounts (the "Accounts") of insurance companies ("Participating Insurance Companies") taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Portfolio expects that the shares of the Portfolio purchased by an Account will constitute all of the assets of certain "segregated asset accounts" (as determined for U.S. federal income tax purposes) of the Accounts of such insurance companies. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts or their owners, are further described in the separate prospectuses issued by the Participating Insurance Companies and accompanying this Prospectus. The Portfolio reserves the right to reject any order for the purchase of shares.

The Adviser utilizes a portion of its assets to pay certain Participating Insurance Companies that make the Portfolio available as an investment option in its insurance products for shareholder servicing and administrative services. Subject to tax limitations and approval by the Board of Trustees, the Portfolio pays a portion of these charges representing savings of expenses the Portfolio would otherwise incur in maintaining fully separate shareholder accounts for those who invest in the Portfolio through these programs.

PRICE OF SHARES

The price your contract will pay for a share of the Portfolio is the Portfolio's net asset value per share ("NAV"). NAV is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. The NAV of the Portfolio is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Portfolio, less all liabilities, including accrued expenses of the Portfolio, by the total number of outstanding shares of the Portfolio. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by your Participating Insurance Company.


The Portfolio will generally value securities using the most readily available market price. The Portfolio's investments are generally valued at market value. Certain short-term securities with 60 days or less until maturity are valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available or are deemed unreliable are valued at "fair value," as determined in good faith by or in accordance with procedures adopted by the Board of Trustees. These types of assets can include high yield bonds, defaulted securities and private investments that do not trade publicly, among other things. The Trust's procedures call for a valuation committee of the Adviser to make a determination of fair value based on the committee members' judgments of relevant information and an analysis of the asset within the methodology approved by the Board of Trustees or, between board meetings, by a designated independent Trustee. All fair valuation prices are reviewed by the Trustees of the Fund on a quarterly basis. The Trustees approve the fair valuation methodologies quarterly for securities representing over 0.5% of the Portfolio, and at least annually for all securities.

If the principal market for a security has closed before the time as of which the NAV is being calculated, the Portfolio, pursuant to procedures approved by the Board of Trustees, may consider information regarding more recent trades on other markets along with other factors. The Trust has retained a third party provider that, under certain circumstances selected by the Portfolio, applies a statistical model to provide fair value pricing for foreign securities whose principal markets that are no longer open when the Portfolio calculates its NAV if certain events have occurred after the principal markets have closed but prior to the time as of which the Portfolio computes its net asset values. This means that the Portfolio's NAV may be based, at least in part, on prices other than those determined as of the close of the principal markets in which such assets trade. Foreign securities held by the Portfolio generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Portfolio securities can change on a day that you cannot purchase or redeem shares.


REDEMPTION OF SHARES

In general, shares of the Portfolio may be redeemed on any day during which the NYSE is open. Portfolio shares will be redeemed at the NAV next calculated after a redemption order is received in proper form by your Participating Insurance Company. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. The Portfolio will usually make payment for redemptions of Portfolio shares within one business day, but reserves the right to make payment up to seven calendar days after receipt of a redemption request.

FREQUENT TRADING

The Portfolio is intended for long-term investors and not for those who wish to trade frequently in its shares. The Portfolio discourages frequent purchases and redemptions of Portfolio shares and will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Portfolio shares, commonly referred to as "market timing," because such activities are disruptive to the management of the Portfolio, and may increase Portfolio expenses and negatively affect the Portfolio's performance. The Portfolio believes that excessive short-term trading of Portfolio shares creates risks for the Portfolio and its long-term investors, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The Adviser monitors the trading activities of the Accounts on a regular basis. If the Adviser determines, in its sole discretion, that an Account shows a pattern of excessive trading and/or excessive exchanging in the Portfolio, it will then consult with the relevant Participating Insurance Company and will seek to have future purchases of Portfolio shares by the relevant Contract owners restricted. The Adviser will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Portfolio reserves the right to refuse a purchase order for any reason if the Portfolio's Adviser believes, in its sole discretion, that an Account is engaging in short-term trading activities that may be harmful to the Portfolio and its investors.

Transactions accepted by a Participating Insurance Company from an investor who has previously been barred from future purchases are not deemed accepted by the Fund and may be cancelled or revoked within two days of detection by the Fund. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as practicable, which may be as little as one day or as long as 15 days, depending on the type and status of payment at the time of detection.


If the Portfolio determines that a Participating Insurance Company may not be acting properly to prevent short-term trading, the Portfolio has the right to access information about beneficial shareholder transactions in Accounts of Participating Insurance Companies held through omnibus accounts, benefit plans or other intermediaries and intends to do so. Utilizing these information rights will assist the Portfolio in preventing short-term trading, although there is always some risk that a Contract owner acting through an Account might be able to engage in short-term trading to the detriment of the Portfolio.

CERTAIN EXPENSES


Contract owners will bear various distribution-related and insurance-related costs at the Account level and should refer to the accompanying Account prospectus for a summary of such fees and expenses.


GENERAL

The Portfolio expects to pay dividends from its investment company taxable income (which includes short-term capital gain) and to distribute any realized net capital gain to the Accounts, in each case at least annually. All dividends and capital gain distributions from the Portfolio are automatically reinvested by the Accounts in additional shares of such Portfolio. Net capital gain represents the excess of net long-term capital gain over net short-term capital loss.

     DIVIDENDS, CAPITAL GAIN DISTRIBUITONS & TAXES
================================================================================

TAX STATUS OF THE PORTFOLIO

The Portfolio has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. The Portfolio expects to distribute substantially all of its net investment income and net capital gains at least annually.

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER

Section 817(h) of the Code and the Treasury regulations thereunder generally require that each segregated asset account supporting a Contract be "adequately diversified" (the "Diversification Requirements"). A "look-through" rule provided under Section 817, if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Because the Portfolio is offering its shares only to Accounts, an Account should be able to apply the "look-through" rule to determine if the segregated asset account supporting a Contract that holds only shares of the Portfolio has met the Diversification Requirements. Although the Portfolio intends to manage its investments so that the Portfolio itself will meet the Diversification Requirements and to sell its shares only to Accounts, no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified.

Generally, distributions paid by the Portfolio of its ordinary income, short-term capital gain, and long-term capital gain will be includible in the gross income of a life insurance company holding Portfolio shares in an Account. To the extent that the dividends paid by the Portfolio represent dividends qualifying for the dividends received deduction at the Portfolio level, such dividends will be eligible for the dividends received deduction by an insurance company to the extent such deduction is the company's share of the dividend received deduction and is available to life insurance companies under Subchapter L of the Code. The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L govern the recognition of income, gain, or loss attributable to Account assets held by an insurance company for a Contract and generally provide for reserve adjustments, which largely offset the tax effect of the company's share of recognized income, and provide for basis adjustments, which eliminate the potential for gain or loss upon the disposition of separate account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the actual or deemed income from separate account assets to the extent such income has been reflected in the value of supported variable contracts. Such income may be subject to state and local taxes, although in most jurisdictions insurance companies are not taxed on investment income; in such states where investment income is taxed, the state and local income tax treatment of such income generally will conform to the federal tax treatment.

The SAI contains a more detailed summary of the federal tax rules that apply to the Portfolio and its shareholders. The preceding discussion is meant to provide only a general summary of the potential federal income tax consequences of an investment in the Portfolio. Legislative, judicial or administrative action may change the tax rules that apply to the Portfolio and its shareholders, and any such change may be retroactive. You should consult your tax advisor concerning the tax consequences of an investment in the Portfolio.

CERTAIN INVESTMENT PRACTICES

Certain investment practices of the Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. The Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

PORTFOLIO HOLDINGS DISCLOSURE


A description of the policies with respect to the disclosure of the Portfolio's securities holdings is available in the Portfolio's SAI. -

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Portfolio's financial performance for the last five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represents the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the December 31, 2007 financial statements and accompanying notes appear in the 2007 Annual Report to Shareholders, which is available upon request. These figures do not reflect charges assessed at the Contract or Account level. If any such charges were included, returns would be lower.


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR) AND RATIOS ARE AS
FOLLOWS:

                                                                                 YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------------
                                                            2007            2006            2005            2004            2003
                                                        -----------     -----------     -----------     -----------     -----------

Net asset value, beginning of year ...................  $     29.84     $     27.41     $     24.73     $     20.96     $     14.99
                                                        -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income ..............................         0.15            0.29            0.02            0.07             --+
  Net gain (loss) on investment transactions
    (both realized and unrealized) ...................        (1.45)           3.88            3.55            4.05            6.33
                                                        -----------     -----------     -----------     -----------     -----------
  Total from investment operations ...................        (1.30)           4.17            3.57            4.12            6.33
                                                        -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends from net investment income ...............        (0.67)          (0.40)          (0.34)          (0.12)          (0.03)
  Distributions from realized gains ..................        (1.95)          (1.34)          (0.55)          (0.23)          (0.33)
                                                        -----------     -----------     -----------     -----------     -----------
  Total distributions ................................        (2.62)          (1.74)          (0.89)          (0.35)          (0.36)
                                                        -----------     -----------     -----------     -----------     -----------

Net asset value, end of year .........................  $     25.92     $     29.84     $     27.41     $     24.73     $     20.96
                                                        ===========     ===========     ===========     ===========     ===========
Total return .........................................        (4.80)%         15.78%          14.63%          19.90%          42.53%

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ...............  $   462,937     $   540,706     $   481,252     $   408,061     $   314,806
  Ratio of expenses to average net assets
    Before expense reimbursement/repayment ...........         1.17%           1.17%           1.19%           1.21%           1.24%
  After expense reimbursement/repayment ..............          N/A             N/A             N/A             N/A            1.30%
  Ratio of net investment income to average net assets
    Before expense reimbursement/repayment ...........         0.42%           0.74%           0.04%           0.31%           0.08%
    After expense reimbursement/repayment ............          N/A             N/A             N/A             N/A            0.02%
  Portfolio turnover rate ............................           20%              9%             12%             10%             16%

+    Less than $0.01 per share.__

                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                              PHONE (212) 888-5222
                            TOLL FREE (800) 880-8442

                               INVESTMENT ADVISER
                          Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017


                              FOR MORE INFORMATION


More information on the Portfolio is available free upon request, including the following:

     o Shareholder reports -- Information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to Shareholders. The Portfolio's Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

     o Statement of Additional Information (SAI) -- The SAI provides more detailed information about the Portfolio, is on file with the Securities and Exchange Commission (the "SEC"), and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and the Portfolio's Reports to Shareholders without charge, upon request, and otherwise make inquiries to the Portfolio by writing or calling the Portfolio at 622 Third Avenue, New York, NY 10017, (800) 880-8442 or (212) 888-5222.


Although the Portfolio's Prospectus, SAI, Shareholder Reports, and other additional information are not available on the Portfolio's website (because the Portfolio ordinarily is not a direct source of information for Contract owners investing in the Portfolio through Accounts), they are available free of charge at the SEC's Internet Web site (http://www.sec.gov).


Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. (phone (202) 551-5850 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the E-Mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549. Reports and other information about the Portfolio are also available on the SEC's Internet Web site (http://www.sec.gov).

The Trust's SEC file number is 811-9395.

                               [GRAPHIC OMITTED]

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2008


                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO


This Statement of Additional Information ("SAI") is not a Prospectus and should be read together with the Prospectus of the Third Avenue Value Portfolio (the "Portfolio" or the "Fund") dated May 1, 2008. The Portfolio's Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Portfolio's reports to shareholders may be obtained without charge by writing to the Portfolio at 622 Third Avenue, New York, NY 10017, or by calling the Portfolio at (800) 880-8442 (toll free) or (212) 888-5222.

                                TABLE OF CONTENTS


GENERAL INFORMATION.......................................................... 3

INVESTMENT POLICIES.......................................................... 3

INVESTMENT RESTRICTIONS......................................................18

MANAGEMENT OF THE TRUST......................................................19

PRINCIPAL STOCKHOLDERS.......................................................24

INVESTMENT ADVISER...........................................................24

INVESTMENT ADVISORY AGREEMENT................................................25

PORTFOLIO MANAGERS...........................................................26

DISTRIBUTOR..................................................................27

ADMINISTRATOR................................................................28

CUSTODIAN....................................................................28

TRANSFER AGENT...............................................................28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................28

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................28

CODE OF ETHICS...............................................................29

PROXY VOTING POLICIES........................................................29

PORTFOLIO TRADING PRACTICES..................................................30

SHARE INFORMATION............................................................31

PURCHASE ORDERS..............................................................31

REDEMPTION OF SHARES.........................................................31

CALCULATION OF NET ASSET VALUE...............................................32

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES..............................32

FINANCIAL STATEMENTS.........................................................35

APPENDIX.....................................................................36

                               GENERAL INFORMATION


This Statement of Additional Information is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Variable Series Trust (the "Trust"). The Trust is an open-end, non-diversified management investment company, which currently consists of one investment series: THIRD AVENUE VALUE PORTFOLIO (the "Portfolio" or the "Fund"). The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to an Agreement and Declaration of Trust dated June 16, 1999.


The shares of the Portfolio may be purchased only by the separate accounts of insurance companies taxed as domestic insurance companies for U.S. Federal income tax purposes for the purpose of funding variable life insurance policies and variable annuity contracts.


                               INVESTMENT POLICIES

The Prospectus discusses the investment objective of the Portfolio and the principal investment strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolio may invest, additional strategies that the Portfolio may utilize and certain risks associated with such investments and strategies.


The Portfolio expects to invest in a broad range of securities (subject to the Portfolio's fundamental investment objective). The particular types of securities, and the percentage of the Portfolio's assets invested in each type, will vary depending on where the adviser, Third Avenue Management LLC (the "Adviser"), sees the most value at the time of investment. The following is a description of the different types of securities that the Adviser may invest in and certain of the risks relating to those securities.



INVESTMENT IN EQUITY SECURITIES

The Portfolio may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:


                           (1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service* consumes a relatively small part of such companies' cash flow.

                           (2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

                           (3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

                           (4) Availability of the security at a market price which the Adviser believes is at a discount to the Adviser's estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

---------------------
* "Debt service" means the current annual required payment of interest and principal to creditors.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuing company of the Portfolio's securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio's shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuing companies change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the equity securities owned by the Portfolio thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuing company's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuing company. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, such securities tend to have less possibility of capital appreciation.


Although the Adviser generally does not focus on market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets.

The Portfolio may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.


INVESTMENT IN DEBT SECURITIES

The Portfolio intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for the Portfolio, the Adviser seeks the following characteristics:


                           1) Reasonable covenant protection, considering the price paid; and

                           2) Yield to maturity substantially above that of a comparable credit.

In acquiring debt securities for the Portfolio, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Portfolio may invest in "mezzanine" issues such as non-convertible subordinated debentures.


The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.


CONVERTIBLE SECURITIES

The Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

MORTGAGE-BACKED SECURITIES

The Portfolio may invest in mortgage-backed securities and derivative mortgage-backed securities, but does not intend to invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Fund may provide high yield and total return in relation to risk levels. The Portfolio intends to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. The Portfolio will not invest in non-investment grade subordinated classes of residential mortgage-backed securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See "Investment in Debt Securities." However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security's total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Portfolio invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Portfolio that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Fund to the extent that it invests in mortgage-backed securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the affected mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Recent disruptions in the financial and credit markets, which originated in and most dramatically affected the sub-prime mortgage sector of the credit market, have had and are likely to continue to have severe long-term consequences for the banking/financial services sector and, to a significant degree, the economy in general, including losses resulting from a destabilized housing market. These factors create a highly volatile and uncertain business environment, particularly for the banking/financial services companies in which the Portfolio may invest, and significantly increase the risk of investing in these companies. These risks include, but are not limited to, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing assets, loss of future revenues from a downturn in the volume of business activity. These factors and others may result in poor financial results, volatile and declining stock prices, and increased risk of bankruptcy and business failure generally for companies in the banking/financial services industry.


ASSET-BACKED SECURITIES

The Portfolio may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile loan receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS


The Portfolio may invest in collateralized debt obligations ("CDOs"), which are securitized interests in pools of generally non-mortgage assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") or collateralized bond obligation ("CBO") if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.


FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

The Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES


The Portfolio may invest in high yield debt securities, which are securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") and unrated debt securities deemed to be of similar credit quality by the Adviser, commonly referred to as "junk bonds." See also "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Portfolio does not intend to invest more than 35% of its total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio relies on the Adviser's credit analysis to identify investment opportunities. The Adviser believes that credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.


Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.


The Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.


ZERO-COUPON AND PAY-IN-KIND SECURITIES


The Portfolio may invest in zero coupon and pay-in-kind ("PIK") securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid a certain excise tax, the Portfolio may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS


The Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party, and may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission ("SEC").


TRADE CLAIMS


The Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.


An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

The Portfolio may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for the Portfolio. The Portfolio seeks to avoid investing in securities the issuers of which are not subject to public financial information reporting requirements comparable to those in the U.S. and the European Union, or where the Adviser deems such information to be unreliable as a basis for analysis.


The value of the Portfolio investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Portfolio's securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio may determine not to hedge or to hedge only partially its currency exchange rate exposure, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the U.S. exchanges or markets. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Portfolio may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


DEVELOPED AND EMERGING MARKETS


The Portfolio may invest in issuers located in both developed and emerging markets. The Trust considers the world's industrialized markets to generally include (but not be limited to) the following: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; and the world's emerging markets to generally include (but not be limited to) the following:
Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.


Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Custodial services and other costs relating to investment in emerging markets may be more expensive than in the United States. Such markets at times have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS


The Portfolio may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively known as "Depositary Receipts"). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to most of the same risks as the foreign securities to which they relate.



RESTRICTED AND ILLIQUID SECURITIES

The Portfolio will not purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment which the Portfolio cannot sell in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as "Rule144A Securities"). Securities freely salable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and the Board of Trustees is informed of the securities the Adviser considers to be illiquid, and will monitor their liquidity. To the extent such securities are treated as liquid, temporary impairments to trading patterns of such securities may adversely affect the Portfolio's liquidity.

The Portfolio may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to normal risks associated with equity and debt instruments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Trust may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Portfolio's investment program which may reduce certain of the costs (e.g., tax consequences) to the Portfolio.


INVESTMENT IN RELATIVELY NEW ISSUERS

The Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.


INVESTMENT IN BLANK CHECK COMPANIES


The Portfolio may also invest in equity securities of so-called "blank check" companies. These are companies that raise commitments from investors that enable the company to identify and negotiate an acquisition of an operating company, obtain shareholder approval of the transaction and then close on the acquisition. There is a risk that the company will not be able to identify a suitable acquisition candidate or negotiate a transaction or obtain approval and close on the transaction, in which case the Fund may miss other investment opportunities. If the company closes on an acquisition, it will have similar risks to other operating companies with similar characteristics operating in a similar industry or market.



TEMPORARY DEFENSIVE INVESTMENTS


When, in the judgment of the Adviser, a temporary defensive posture is appropriate, the Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective and might impact the Portfolio's performance.

BORROWING


The Portfolio may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the Portfolio's total assets at the time of borrowing.


INVESTMENT IN OTHER INVESTMENT COMPANIES


The Portfolio may invest in securities of other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser will charge an advisory fee on all the Portfolio's assets, including the portion of the Portfolio's assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a "double fee" on such assets, since both investment companies will be charging fees on such assets.


SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Portfolio, available investments will be allocated equitably between the Portfolio and other account. This procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

SECURITIES LENDING


The Portfolio may lend its portfolio securities to qualified institutions, although the Portfolio is not currently involved in active securities lending at this time. By lending its portfolio securities, the Portfolio would attempt to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

The Portfolio will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's Board of Trustees.


The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Portfolio shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of the Portfolio, the Trust has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Portfolio, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings concerning its holdings with the SEC or other regulatory bodies and it may become subject to regulatory restrictions that could limit the ability of the Portfolio to dispose of their holdings at the times and in the manner the Portfolio would prefer. In addition, it is possible, although unlikely, that the Portfolio might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Adviser may designate directors to serve on the boards of portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Portfolio or the Adviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors have violated their fiduciary or other duties to a portfolio company or have failed to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Portfolio nor the Adviser will normally have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Portfolio may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Portfolio will succeed in obtaining control positions. This could result in the Portfolio's investments being frozen in minority positions and could incur substantial losses.


SHORT SALES

The Portfolio may occasionally engage in short sales. In a short sale transaction, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security.


COMMODITIES

The Portfolio may, but currently does not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with permitted derivatives transactions.


DERIVATIVES


The Fund may, but is not required to, invest in various instruments that are commonly known as "derivatives." The Fund intends to do so principally in order to hedge against foreign currency risk. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures contracts are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a relatively small amount of money to control a large amount of financial assets or financial exposure and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Fund. In most circumstances, derivatives will not be used to increase Fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.


OPTIONS ON SECURITIES

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (covered options) in an attempt to increase income. However, in so doing the Fund may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at the time specified in the option, which is often any time during the option period, but may be only at the end of the option period or only at specified intervals. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when securities related to the option and acceptable to the broker are placed in a segregated account to fulfill the Fund's obligations. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price, even if the market declines below that price.

The Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund's custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

The Fund normally purchases put options in anticipation of a decline in the market value of securities in its Fund ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of benefiting from a decline in the price of securities which the Fund does not own. The Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities remains at or above the exercise price. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options ("OTC Options") transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Trust's Trustees. The Fund intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in the section entitled "Investment Restrictions." Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund's 15% limitation on investment in illiquid securities.

OPTIONS ON SECURITIES INDICES

In addition to options on securities, the Fund may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under "Options on Securities."

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


The Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


Price movements in the Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.


OPTIONS ON FOREIGN SECURITIES INDICES


The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.


To the extent permitted by U.S. federal or state securities laws, the Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of the Fund with its futures brokers, the Fund must segregate at its custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.


Futures contracts entail risks. Although the Adviser believes that use of such contracts may benefit the Fund, if the Adviser's investment judgment about the general direction of the underlying interest rate, currency or index is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its Fund to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS


The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, the Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.


The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


FUTURES CONTRACTS ON DOMESTIC AND FOREIGN SECURITIES INDICES

The Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.


Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.


CREDIT DEFAULT SWAPS

The Portfolio may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.


CURRENCY EXCHANGE TRANSACTIONS


Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by the Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated fund securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue.

Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES


The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.


The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.


The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.


As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund's 15% limit on illiquid securities.

                             INVESTMENT RESTRICTIONS


For the benefit of shareholders, the Portfolio has adopted the following restrictions, which are FUNDAMENTAL policies and, together with the Portfolio's investment objective, cannot be changed without the approval of a majority of the Portfolio's outstanding voting securities.(1)


The Portfolio may not:


                           1.       Borrow money or pledge, mortgage or
                                    hypothecate any of its assets except that the Portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Portfolio's total assets when the borrowing is made.

                           2. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

                           3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

                           4. Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

                           5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

                           6. Invest 25% or more of the value of its total assets in any one industry.


The Portfolio is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. The Portfolio is not required to liquidate an existing position solely because a change in the market value of an investment or a change in the value of the Portfolio's net or total assets causes it not to comply with the restriction at a future date. The Portfolio will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets.

---------------------
(1) As used in this SAI as to any matter requiring shareholder approval, the phrase "majority of the outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             MANAGEMENT OF THE TRUST


The Board of Trustees of the Trust oversees the management of the Portfolio. The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Adviser's performance; determining management fees; and reviewing and approving procedures for providing financial and operational information to the Board. Trustees and officers of the Portfolio, together with information as to their principal business occupations during at least the last five years, are shown below. Each of the Trustees oversees five mutual funds in the Fund Complex that are advised by the Fund's Adviser (the "Fund Complex"). The Fund Complex includes one portfolio in the Third Avenue Variable Series Trust and four portfolios in the Third Avenue Trust.


INTERESTED TRUSTEES

                        TERM OF
                        OFFICE AND    POSITION(S)
                        LENGTH OF     HELD WITH        PRINCIPAL OCCUPATION(S)                          OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS     TIME SERVED*  REGISTRANT       DURING PAST 5 YEARS                              HELD BY TRUSTEE
-------------------     ------------  -----------      -----------------------                          -------------------

MARTIN J.               Trustee       Chairman and     Chairman (3/90 to Present) and Chief             Director
WHITMAN **               since 7/99   Trustee          Executive Officer (CEO) (3/90 to                 of Nabors
DOB: 9/1924                                            9/03), of Third Avenue Trust; Chairman (7/99     Industries, Inc.,
622 Third Avenue                                       to Present) and CEO (7/99 to Present)            (international oil
New York, NY                                           of Third Avenue Variable Series                  drilling services).
10017                                                  Trust; Co-Chief Investment Officer
                                                       (2/03 to Present), Chief Investment
                                                       Officer (CIO) (1/91 to 2/03),
                                                       Chairman and CEO (4/86 to 8/02),
                                                       of EQSF Advisers, Inc. and its successor,
                                                       Third Avenue Management LLC; CEO,
                                                       President and Director (10/74 to
                                                       Present) of Martin J. Whitman & Co.,
                                                       Inc. (private investment company);
                                                       CEO (7/96 to 7/02) of Danielson Holding
                                                       Corporation; Distinguished Management Fellow
                                                       (1972 to Present) of the Yale School of
                                                       Management at Yale University; Adjunct
                                                       Professor (1/01 to 12/01) of the Columbia
                                                       University Graduate School of Business;
                                                       Chartered Financial Analyst.


DAVID M.                Trustee       President, CEO   President (5/98 to Present), Trustee             Director of Covanta
BARSE**                 since 9/01    and Trustee      (9/01 to Present) and CEO (9/03 to Present)      Holding Corp.
DOB: 6/1962                                            of Third Avenue Trust; President                 (utilities/waste
622 Third Avenue                                       (7/99 to Present), Trustee (9/01 to Present),    management);
New York, NY                                           and CEO (9/03 to Present) of Third Avenue        Director
10017                                                  Variable Series Trust; CEO (4/03 to              of ACA Capital
                                                       Present), President (2/98 to Present) and        Holdings, Inc.
                                                       Director (4/95 to 12/02) of EQSF Advisers,       (credit enhancement).
                                                       Inc. and its successor,
                                                       Third Avenue Management
                                                       LLC; CEO (7/99 to
                                                       Present), President (6/95
                                                       to Present) and Director
                                                       (1/95 to Present) of M.J.
                                                       Whitman, Inc. and its
                                                       successor, M.J. Whitman
                                                       LLC(reg. broker-dealer);
                                                       President of other funds
                                                       advised by Third Avenue
                                                       Management LLC (6/99 to
                                                       Present).

INDEPENDENT TRUSTEES

                        TERM OF
                        OFFICE AND    POSITION(S)
                        LENGTH OF     HELD WITH        PRINCIPAL OCCUPATION(S)                          OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS     TIME SERVED*  REGISTRANT       DURING PAST 5 YEARS                              HELD BY TRUSTEE
-------------------     ------------  -----------      -----------------------                          -------------------

JACK W. ABER            Trustee since   Trustee         Professor of Finance (1972 to                   Trustee, The Managers Funds
DOB: 9/1937            8/02                             Present) of Boston University                   (9 portfolios); Trustee of
51 Columbia Street                                      School of Management;                           Managers AMG Funds
Brookline, MA 02446                                     Trustee of Third Avenue Trust                   (6 portfolios), Managers
                                                        (8/02 to Present).                              Trust I (10 portfolios) and
                                                                                                        Managers Trust II
                                                                                                        (6 portfolios); Trustee of
                                                                                                        Appleton Growth Fund.

WILLIAM E.              Trustee since   Trustee         Trustee; President and Owner                    Trustee, The Managers Funds
CHAPMAN, II            8/02                             (1998 to Present) of Longboat                   (9 portfolios); Trustee
DOB: 9/1941                                             Retirement Planning Solutions                   of Managers AMG Funds
380 Gulf of Mexico                                      (consulting firm); part-time                    (6 portfolios), Managers
Drive, #531                                             employee delivering                             Trust I (10 portfolios)
Longboat Key, FL                                        retirement and investment                       Managers Trust II
34228                                                   education seminars (1/00 to Present)            and (6 portfolios).
                                                        for Hewitt Associates,
                                                        LLC (consulting firm);
                                                        Trustee (5/02 to
                                                        Present) of Bowdoin
                                                        College; Trustee of
                                                        Third Avenue Trust (8/02
                                                        to Present).

LUCINDA FRANKS          Trustee since   Trustee         Journalist (1969 to Present);                   N/A
DOB: 7/1946            7/99                             Special Correspondent, Talk Magazine
64 East 86th Street                                     (1999 to 2000); Trustee of Third
New York, NY                                            Avenue Trust (2/98 to Present).
10028

EDWARD J. KAIER         Trustee since   Trustee         Partner (7/07 to Present) at Teeters            Trustee, The Managers Funds
DOB: 9/1945             8/02                            Harvey Gilboy & Kaier LLP (law firm);           (9 portfolios), Trustee
111 N. Lowry's Lane                                     Partner (1977 to 2007) at                       of Managers AMG Funds
Rosemont, PA 19010                                      Hepburn Willcox Hamilton &                      (6 portfolios), Managers
                                                        Putnam (law firm);                              Trust I (10 portfolios)
                                                        Trustee of Third Avenue Trust                   and Managers Trust II
                                                        (8/02 to Present).                              (6 portfolios).

MARVIN MOSER,           Trustee since   Trustee         Clinical Professor of                           Director of Nutrition 21 Co.
M.D.                   7/99                             Medicine (1984 to Present) at                   (marketing); Director of
DOB: 1/1924                                             Yale University School of                       Comprehensive Neuroscience
13 Murray Hill Road                                     Medicine; Trustee (1992 to 2002)                (research and pharmaceutical
Scarsdale, NY                                           of the Trudeau Institute (medical               site management company).
10583                                                   research institute); Senior Medical
                                                        Consultant (1974 to
                                                        2002) for the National
                                                        High Blood Pressure
                                                        Education Program of the
                                                        National Heart, Lung and
                                                        Blood Institute; Trustee
                                                        or Director of Third
                                                        Avenue Trust or its
                                                        predecessor (11/94 to
                                                        Present).

                        TERM OF
                        OFFICE AND    POSITION(S)
                        LENGTH OF     HELD WITH        PRINCIPAL OCCUPATION(S)                          OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS     TIME SERVED*  REGISTRANT       DURING PAST 5 YEARS                              HELD BY TRUSTEE
-------------------     ------------  -----------      -----------------------                          -------------------


ERIC RAKOWSKI           Trustee since   Trustee          Professor (1990 to Present) at                 Trustee, The Managers Funds
DOB: 6/1958             8/02                             University of California at Berkeley           (9 portfolios), Trustee
571 Woodmont Avenue                                      School of Law; Trustee of Third                of Managers AMG Funds
Berkeley, CA 94708                                       Avenue Trust (8/02 to Present).                (6 portfolios), Managers
                                                                                                        Trust I (10 portfolios) and
                                                                                                        Managers Trust II
                                                                                                        (6 portfolios).

MARTIN SHUBIK           Trustee         Trustee          Seymour H. Knox Professor (1975 to             N/A
DOB: 3/1926             since 7/99                       Present) of Mathematical and
Yale University                                          Institutional Economics, Yale
Dept. of Economics                                       University; Trustee or Director of
Box 2125, Yale Station                                   Third Avenue Trust or its
New Haven, CT                                            predecessor (11/90 to Present);
06520                                                    Director, Perini Corp. (2004-6).

CHARLES C. WALDEN       Trustee         Trustee          President and Owner (2006 to                   N/A
DOB: 7/1944             since 7/99                       Present) of Sound Capital Associates
Sound Capital Associates                                 (consulting firm); Executive
P.O. Box 1250                                            Vice-President - Investments
Madison, CT                                               (7/73 to 3/2/07) Knights of
06443                                                    Columbus (fraternal benefit society selling
                                                         life insurance and
                                                         annuities); Trustee or
                                                         Director of Third
                                                         Avenue Trust or its
                                                         predecessor (5/96 to
                                                         Present); Chartered
                                                         Financial Analyst.


*    Each Trustee serves until his successor is duly elected and qualified.
** Messrs. Whitman and Barse are "interested Trustees" of the Trust due to their employment with and indirect ownership interests in the Adviser and the Portfolio's distributor, M.J. Whitman LLC.


ADVISORY MEMBER OF THE TRUST
----------------------------

                                TERM OF
                                OFFICE AND            POSITION(S)
                                LENGTH OF             HELD WITH            PRINCIPAL OCCUPATION(S)
NAME, AGE & ADDRESS             TIME SERVED           REGISTRANT           DURING PAST 5 YEARS
-------------------             -----------           -----------          -----------------------

PHYLLIS W. BECK*                Advisory Member       Advisory Member      Chair and CFO, Independence Foundation
DOB: 10/1927                    since 8/02                                 (1/06 to Present); Counsel, Pepper
200 South Broad Street                                                     Hamilton LLP (2006 to 2007);
Independent Foundation                                                     Associate Judge of the Superior Court
Philadelphia, PA 19102                                                     of Pennsylvania (1981 to 12/05);
                                                                           Trustee of Third Avenue Variable Series
                                                                           Trust (7/99 to 8/02); Trustee of Third
                                                                           Avenue Trust or its predecessor (11/92
                                                                           to 8/02).


* Phyllis W. Beck is the sister of Martin J. Whitman, Chairman of the Board of Trustees of the Trust.

PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------

                                       POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)
NAME, AGE & ADDRESS                    REGISTRANT                            DURING PAST 5 YEARS
-------------------                    ---------------------                 -----------------------

VINCENT J. DUGAN                       Treasurer and CFO                     Treasurer and Chief Financial Officer (CFO)
DOB: 9/1965                                                                  (9/04 to Present) of Third Avenue Trust;
622 Third Avenue                                                             Treasurer and CFO (9/04 to Present) of
New York, NY 10017                                                           Third Avenue Variable Series Trust; Chief
                                                                             Operating Officer (COO) and CFO (8/04 to
                                                                             Present) of Third Avenue Management LLC and
                                                                             subsidiaries; COO and CFO (8/04to Present)
                                                                             of Third Avenue Holdings Delaware LLC; COO
                                                                             and CFO (8/04 to Present) of MJ Whitman LLC
                                                                             and subsidiaries; COO and CFO (8/04 to
                                                                             Present) of other funds managed by Third
                                                                             Avenue Management LLC; Partner Ernst & Young
                                                                             LLP (6/02 to 8/04); Partner Arthur Andersen
                                                                             LLP (9/98 to 6/02).

W. JAMES HALL III                      General Counsel and                   Chief Compliance Officer (2/05 to4/05) of
DOB: 7/1964                            Secretary                             Third Avenue Trust, Third Avenue Variable
622 Third Avenue                                                             Series Trust, And Third Avenue Management
New York, NY 10017                                                           LLC; General Counsel and Secretary(6/00 to
                                                                             Present) of Third Avenue Trust; General
                                                                             Counsel and Secretary (9/00 to Present) of
                                                                             Third Avenue Variable Series Trust; General
                                                                             Counsel and Secretary (9/00 to Present) of
                                                                             EQSF Advisers, Inc., and its successor,
                                                                             Third Avenue Management LLC; General Counsel
                                                                             and Secretary (12/00 to 7/02) of Danielson
                                                                             Holding Corporation; General Counsel and
                                                                             Secretary (5/00 to Present) of M.J. Whitman,
                                                                             Inc. and its successor, M.J. Whitman LLC;
                                                                             General Counsel of other funds advised by
                                                                             Third Avenue Management LLC (7/02 to
                                                                             Present).

JOSEPH REARDON                         Chief Compliance Officer              Chief Compliance Officer (4/05 to Present)
DOB: 4/1960                                                                  of Third Avenue Trust, Third Avenue
622 Third Avenue                                                             Variable Series Trust, and Third Avenue
New York, NY 10017                                                           Management LLC; Chief Compliance
                                                                             Officer (10/04 to3/05) of WPG Tudor Fund,
                                                                             WPG Large Cap Growth Fund, WPG Funds
                                                                             Trust; (3/00 to3/05) Vice President and
                                                                             Secretary of WPG Tudor Fund, WPG Large Cap
                                                                             Cap Growth Fund, WPG Funds Trust.

MICHAEL BUONO                         Controller                             Controller (5/06 to Present) of Third Avenue
DOB: 5/1967                                                                  Trust; Controller (5/06 to Present) of Third
622 Third Avenue                                                             Avenue Variable Series Trust; Vice President
New York, NY 10017                                                           and Assistant Controller (12/05 to 5/06) of
                                                                             Legg Mason Partners Funds; Vice President
                                                                             and Assistant Controller (12/98 to 12/05) of
                                                                             Citigroup Asset Management.

The Board of Trustees has established three committees, Audit, Valuation and Fair Value. The Audit Committee consists of Messrs. Walden, Aber and Shubik. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust's independent auditors. During the fiscal year ended December 31, 2007, the Audit Committee held six meetings. The Valuation Committee is composed of the Trust's President, Chief Financial Officer, Controller and General Counsel, and the Fair Value Committee is composed of all independent Trustees of the Trust. These Committees will assist the Board in establishing valuation policies, in providing direction to the Adviser regarding the principles of valuating certain securities or types of securities, and in reviewing valuations determined by the Adviser. The Fair Value Committee and the Valuation Committee will be available to meet or confer as needed between Board meetings.

The Trust and Third Avenue Trust collectively pay each independent Trustee an annual stipend of $59,000 on a quarterly basis each year for service to the Fund Complex, effective July 1, 2007. Prior to July 1, 2007, the annual stipend was $50,000 for each Trustee. The Trust pays, together with the Third Avenue Trust, each independent Trustee a fee of $4,000 for each meeting of the Fund complex of the Board of Trustees that he or she attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. If a special board meeting is required, each independent Trustee will receive a fee of $2,500 effective July 1, 2007. Prior to July 1, 2007, if a special meeting was required, each Trustee received $2,000. The lead independent Trustee will receive a supplemental retainer of $8,000 effective July 1, 2007. Prior to July 1, 2007, the lead independent Trustee received an annual retainer of $5,000. The Trustees on the Audit Committee receive $1,500 for each meeting they attend, and the Audit Committee Chairman will receive a supplemental $4,000 retainer, effective July 1, 2007. Prior to July 1, 2007, the Audit Committee Chairman received an annual retainer of $2,000. The Trust and Third Avenue Trust each bear the Trustees' fees and expenses in proportion to the percentage of aggregate net assets represented by each. Trustees do not receive any pension or retirement benefits.

For the fiscal year ended December 31, 2007, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.

                               COMPENSATION TABLE

                                            AGGREGATE
                                           COMPENSATION       TOTAL COMPENSATION
                                           FROM FUND FOR         FROM FUND AND
                                         FISCAL YEAR ENDED       FUND COMPLEX
NAME AND POSITION HELD                   DECEMBER 31, 2007*    PAID TO TRUSTEES*

Martin J. Whitman, Chairman                        $0                   $0
David M. Barse, President and  CEO                 $0                   $0
Jack W. Aber, Trustee                          $2,322              $82,250
William E. Chapman, II, Trustee                $2,032              $70,250
Lucinda Franks, Trustee                        $1,913              $68,250
Edward J. Kaier, Trustee                       $2,032              $72,250
Marvin Moser, Trustee                          $2,032              $72,250
Eric Rakowski, Trustee                         $2,032              $72,250
Martin Shubik, Trustee                         $2,206              $76,250
Charles C. Walden, Trustee                     $2,365              $83,750


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $20,175 for all Trustees as a group.

                             TRUSTEE SHARE OWNERSHIP


The following chart provides information about each Trustee's share ownership in the Portfolio and the Fund Complex as of December 31, 2007:

INTERESTED TRUSTEES

NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE OF
                           SECURITIES IN THE PORTFOLIO*      EQUITY SECURITIES IN ALL REGISTERED
                                                             REGISTERED INVESTMENT COMPANIES
                                                             OVERSEEN BY TRUSTEES IN FUND COMPLEX

Martin J. Whitman                    $0                            over $100,000
David M. Barse                       $0                            over $100,000

INDEPENDENT TRUSTEES


NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE OF
                           SECURITIES IN THE PORTFOLIO*      EQUITY SECURITIES IN ALL REGISTERED
                                                             REGISTERED INVESTMENT COMPANIES
                                                             OVERSEEN BY TRUSTEES IN FUND COMPLEX

Jack Aber                            $0                            over $100,000
William E. Chapman, II               $0                            over $100,000
Lucinda Franks                       $0                            $50,001-$100,000
Edward J. Kaier                      $0                            over $100,000
Marvin Moser                         $0                            over $100,000
Eric Rakowski                        $0                            over $100,000
Martin Shubik                        $0                            over $100,000
Charles C. Walden                    $0                            over $100,000


* The Trustees of the Trust do not own shares of the Third Avenue Value Portfolio because the Portfolio shares are sold only to separate accounts of insurance companies.


                             PRINCIPAL STOCKHOLDERS


On March 31, 2008, to the knowledge of the management of the Portfolio, only Ameriprise Financial, which beneficially owned 10,266,874 shares (62% of the outstanding shares) and Ameritas Variable Life Insurance Company, which beneficially owned 4,210,232 shares (25% of the outstanding shares), in each case, on behalf of holders of variable annuity contracts, beneficially owned more than 5% of the outstanding shares of the Fund.



                               INVESTMENT ADVISER


The investment adviser to the Third Avenue Variable Series Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which the majority is owned by Affiliated Managers Group, Inc. ("AMG") and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser, and the children of Martin J. Whitman. AMG is a holding company that holds interests in several investment management firms. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser's senior management.


The following individuals are affiliated persons of both the Trust and the
Adviser:


                          CAPACITY WITH TRUST                 CAPACITY WITH ADVISER

Martin J. Whitman         Chairman                            Co-CIO
David M. Barse            President and CEO                   President and CEO
Vincent J. Dugan          Treasurer and CFO                   COO and CFO
W. James Hall             General Counsel and Secretary       General Counsel and Secretary
Joseph Reardon            Chief Compliance Officer            Chief Compliance Officer
Michael Buono             Controller                          Controller

                          INVESTMENT ADVISORY AGREEMENT


The investment advisory services of the Adviser are furnished to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser (or its predecessor entity) has provided investment advisory services to the Portfolio since its inception.

Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Fund's purchase and sale of securities. Although the Adviser is responsible for selecting brokers and obtaining best execution, the Advisory Agreement does not require the Adviser to maintain a trading desk for that purpose or to execute the Fund's portfolio securities transactions, and the Adviser does not have any obligation, expertise or personnel to provide execution services. The Adviser relies on its affiliates, M.J. Whitman LLC and Private Debt LLC, and other broker-dealers it selects, for that purpose (see "Portfolio Trading Practices" discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust. However, in the event that any person serving an officer of the Trust has both executive duties attendant to such offices and administrative duties to the Trust apart from such officer, the Adviser does not pay any amount relating to the performance of such administrative duties.


All other expenses incurred in the operation of the Portfolio and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of independent Trustees are borne by the Portfolio. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of the Portfolio, which would have the effect of lowering the expense ratio of the Portfolio and increasing yield to investors.


The Advisory Agreement continues from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, the Portfolio pays the Adviser a monthly fee of 1/12 of 0.90% (an annual rate of 0.90%) of the average daily net assets in the Portfolio during the prior month. Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.30% of average daily net assets of the Portfolio, the Adviser is obligated to reimburse the Portfolio in an amount equal to that excess. If the Portfolio's operating expenses fall below the expense limitation, the Portfolio will begin repaying the Adviser for the amount contributed on behalf of the Portfolio. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three-year period expires. Either the Adviser or the Trust may terminate the foregoing reimbursement arrangements at any time.

As of the fiscal year ended December 31, 2007, there are no waivers and reimbursements that remain subject to potential repayment to the Adviser under the current arrangements described above.

After giving effect to waivers and reimbursements and subsequent repayments, the aggregate advisory fees paid by the Portfolio to the Adviser were $4,851,294, $4,603,284, and $3,881,079, for the fiscal years ended December 31, 2007, 2006, and 2005, respectively.

                               PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2007, Curtis R. Jensen managed or was a member of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

---------------------------------------------------------------------------------------------------
         Type of            Number of       Assets of            Number of         Assets Subject
         Account            Accounts        Accounts          Accounts Subject          to a
                                                                Subject to a         Performance
                                                              Performance Fee           Fee
---------------------------------------------------------------------------------------------------
Registered Investment      5                $5.0 billion            None                None
Companies
---------------------------------------------------------------------------------------------------
Pooled Investment          None             None                    None                None
Vehicles Other Than
Registered Investment
Companies
---------------------------------------------------------------------------------------------------
Other Accounts             None*            None                    None                None
---------------------------------------------------------------------------------------------------

*Curtis R. Jensen manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

As of December 31, 2007, Ian Lapey managed or was a member of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

---------------------------------------------------------------------------------------------------
         Type of            Number of       Assets of            Number of         Assets Subject
         Account            Accounts        Accounts          Accounts Subject          to a
                                                                Subject to a         Performance
                                                              Performance Fee           Fee
---------------------------------------------------------------------------------------------------
Registered Investment      6                $3.0 billion            None                None
Companies
---------------------------------------------------------------------------------------------------
Pooled Investment          3                $223 million            None                None
Vehicles Other Than
Registered Investment
Companies
---------------------------------------------------------------------------------------------------
Other Accounts             None*            None                    None                None
---------------------------------------------------------------------------------------------------

*Ian Lapey manages eight accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.



The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are private partnerships or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, the Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board members and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio.


PORTFOLIO MANAGER COMPENSATION

Compensation is structured so that key professionals benefit from staying with the Adviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Obviously, many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one fund as well as the performance and assets held in the Fund Complex collectively as well as the portfolios managed for the Adviser's other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each portfolio manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2007, the end of the Portfolio's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

PORTFOLIO MANAGER*             DOLLAR RANGE OF THE PORTFOLIO'S SECURITIES OWNED*
------------------             -------------------------------------------------

Curtis R. Jensen               None

Ian Lapey                      None

* The portfolio managers listed are not invested in shares of the Portfolio because shares are only available to certain insurance company separate accounts funding variable annuity contracts and variable life insurance products.



                                   DISTRIBUTOR


The distribution services of M.J. Whitman LLC, 622 Third Avenue, New York, NY 10017, the Portfolio's Distributor, are furnished to the Portfolio pursuant to a Distribution Agreement (the "Distribution Agreement"). Under the Distribution Agreement, the Distributor shall (1) assist in the sale and distribution of the Portfolio's shares on a continuous basis; and (2) qualify and maintain its qualification as a broker-dealer in such states where shares of the Portfolio are registered for sale. The Distributor receives no payment from the Portfolio's other intermediaries or investors in the Portfolio for distribution of the Portfolio's shares. However, the Distributor does receive revenues from the Portfolio in connection with executing portfolio transactions on behalf of the Portfolio. See "Portfolio Trading Practices."

The Distribution Agreement will remain in effect provided that it is reviewed and approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party and by the Board of Trustees or by a majority of the Portfolio's outstanding shares. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.

During the fiscal year ended December 31, 2007, M.J. Whitman LLC, an affiliate of the Adviser, received commissions for the execution of portfolio transactions as follows:

    NAME OF            NET UNDERWRITING     COMPENSATION ON       BROKERAGE          OTHER
   PRINCIPAL             DISCOUNTS AND      REDEMPTIONS AND      COMMISSIONS      COMPENSATION
 UNDERWRITER              COMMISSIONS         REPURCHASES

M.J. Whitman LLC             None                None             $146,645           None



David M. Barse, Vincent J. Dugan and W. James Hall, who are executive officers of the Trust and the Adviser, are also executive officers of the Distributor, and participate in the profits of the Distributor but not directly in revenues attributable to any brokerage transaction on behalf of the Portfolio.


                                  ADMINISTRATOR


The Portfolio has entered into a Services Agreement (the "Services Agreement") with PFPC Inc. ("PFPC"). The Services Agreement provides that PFPC will provide certain accounting, transfer agency and shareholder services to the Portfolio. The Services Agreement may be terminated at any time without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof. The Portfolio has entered into an Administration Agreement (the "Administration Agreement") with the Adviser, which provides that the Adviser shall provide all other administrative services to the Portfolio other than those relating to those performed by PFPC under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC pursuant to which PFPC performs certain of those services on behalf of the Adviser. Pursuant to the Administration Agreement, the Adviser (or PFPC, if so delegated by the Adviser under the Sub-Administration Agreement) provides blue sky administration, performs bill processing and payment services, completes industry questionnaires, and prepares financial, management, tax and regulatory reports.

For the fiscal years ended December 31, 2007, 2006, and 2005, the Portfolio paid $32,000 per year in fees to the Adviser for these services.



                                    CUSTODIAN


Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for the Portfolio pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of the Portfolio; (2) holds and transfers portfolio securities on account of the Portfolio; (3) accepts receipts and makes disbursements of money on behalf of the Portfolio; (4) collects and receives all income and other payments and distributions on account of the Portfolio's securities; and (5) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. CTC will custody the Portfolio's foreign assets with foreign custodians, pursuant to the requirements of Rule 17f-5 under the 1940 Act.



                       TRANSFER AND DIVIDEND PAYING AGENT

PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212, is the transfer and dividend paying agent for the Portfolio.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Portfolio. The independent registered public accounting firm audits the financial statements of the Portfolio following the end of each fiscal year and provides a report to the Board of Trustees and shareholders of the results of the audit.



                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties. The Fund discloses all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Fund's Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Fund -- namely, the Adviser, PFPC, CTC, independent registered public accounting firm and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Fund. It is not the present intention of the Fund to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust's policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Distributor. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust's procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

                                 CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted a code of ethics as required by the 1940 Act, the Investment Advisers Act of 1940 (for the Adviser only) and relevant SEC rules. The code of ethics applies to all individuals who have access to or knowledge of the Portfolio's activities. The code of ethics permits these individuals to transact in securities only pursuant to relevant restrictions and prior approval and reporting procedures adopted in conformance with the 1940 Act and SEC rules. Among other things, the code of ethics prohibits access persons from transacting in securities held by the Portfolio or under consideration for purchase by the Portfolio.

                              PROXY VOTING POLICIES

The Trust, on behalf of the Portfolio, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Portfolio. Under the Adviser's proxy voting policy, client portfolio securities must be voted in the best interests of the clients.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, Adviser's clients' elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, the Adviser will analyze how the proposal may affect the value of the Fund(s) holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders.


The Adviser will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, the Adviser may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.


The Adviser's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held by the Portfolio. The Accounting Department forwards proxy and other solicitation materials received to the General Counsel or his designee who presents the proxies to the Adviser's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by the Adviser's President, determines how the proxies will be voted applying the Adviser's policy guidelines. The Adviser's General Counsel or his designee field any potential conflict issues and documents voting determinations. The Proxy Voting Committee may seek the input of the Adviser's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. The Adviser's General Counsel or his designee instructs the Accounting Department to vote the proxies in accordance with determinations reached under the process described above. The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of the Adviser who may have direct or indirect influence on a proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser's General Counsel. The Adviser's General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser's General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of Trustees of the Fund and obtaining direction on how to vote.

The Adviser maintains required records relating to votes cast, client requests for information and the Adviser's proxy voting policies and procedures in accordance with applicable law.


For anyone wishing to receive information on how the Fund voted during each year ended June 30th, the information can be obtained without cost:


o    on the Fund's website at www.thirdavenuefunds.com, or

o    on a web site maintained by the SEC at www.sec.gov.



                           PORTFOLIO TRADING PRACTICES


Under the Fund Advisory Agreement between the Trust and the Adviser, the Adviser is not obligated to maintain a trading desk to assist in selecting brokers and dealers or to execute the Fund's portfolio transactions, and the Adviser does not have any obligation, expertise or personnel to provide execution services. The Adviser relies on its affiliates, M.J. Whitman LLC and Private Debt LLC, and other broker-dealers it selects, for that purpose. In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). In the experience of the Adviser, it has on average been able to obtain more favorable prices and execution after commission through its affiliated brokers, including where those brokers execute through an electronic crossing network or other trading or matching network (or with a primary market maker) and has also able to maintain a higher degree of confidentiality. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker, confidentiality and the ability to minimize and resolve settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid. Under its Advisory Agreement with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Fund. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not intend to enter into any formal soft dollar arrangements with broker-dealers. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just clients paying the commissions on particular trades.

The Adviser intends to use M.J. Whitman LLC and Private Debt LLC, who are affiliated with the Adviser, as brokers for the Fund where, in the Adviser's judgment, after consultation with such firms, they will be able to obtain a price and execution at least as favorable as other qualified brokers and at a favorable commission. M.J. Whitman LLC is a securities broker-dealer, and Private Debt LLC is a broker of various types of debt instruments that are not considered securities under the Securities Exchange Act. In determining the commissions to be paid to M.J. Whitman LLC and Private Debt LLC, it is the policy of the Adviser that such commissions will, in the judgment of the Adviser, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by M.J. Whitman LLC or Private Debt LLC, as the case may be, on comparable transactions for its most favored unaffiliated customers, except for any customers of M.J. Whitman LLC or Private Debt LLC, as the case may be, considered by a majority of the independent Trustees not to be comparable to the Fund. The Adviser does not deem it practicable or in the best interests of the Fund to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Adviser also uses M.J. Whitman LLC and Private Debt LLC to recommend other brokers or market makers for transactions they do not execute. In addition, the Adviser uses M.J. Whitman to execute transactions in U.S. Treasuries and sovereign debt, which M.J. Whitman does without charge.

The Adviser has a brokerage committee that reviews all trades for the Adviser's clients and monitors the execution quality of the affiliated and non-affiliated intermediaries used to execute portfolio transactions for its clients, including the Portfolio. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it used.

The Trustees from time to time, at least on a quarterly basis, review, among other things, all the Fund's portfolio transactions, including information relating to the commissions charged by M.J. Whitman LLC and Private Debt LLC to the Fund and to their other customers, information concerning the prevailing level of commissions charged by other qualified brokers, and information regarding the price and quality of execution of M.J. Whitman LLC compared to other brokers. In addition, the procedures pursuant to which M.J. Whitman LLC and Private Debt LLC effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the independent Trustees. David M. Barse, W. James Hall and Vincent J. Dugan, who are executive officers of the Trust and the Adviser, are also executive officers of M.J. Whitman LLC and Private Debt LLC, and participate in the profits of such firms, as may Martin J. Whitman, who is a Trustee of the Trust and Co-Chief Investment Officer of the Adviser, and an equity holder in the parent of the Adviser.

To the knowledge of the Fund, no affiliated person of the Fund receives give-ups or reciprocal business in connection with security transactions of the Fund. The Fund does not effect securities transactions through brokers in accordance with any formula, nor will it take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Fund, including M.J. Whitman LLC and Private Debt LLC, from time to time may effect purchases of Fund shares for their customers. M.J. Whitman LLC pays a portion of its brokerage commissions to other brokerage firms and its clearing agents. The Board of Trustees of the Trust has adopted policies and procedures which prohibit the direction of Fund transactions for compensation for promotion or distribution of Fund shares.


For the fiscal year ended December 31, 2007, the Portfolio incurred total brokerage commissions of $247,341, of which approximately $146,645 (or 59%) was paid to M.J. Whitman LLC. For the fiscal year ended December 31, 2006, the Portfolio incurred total brokerage commissions of $189,415, of which approximately $138,814 (or 73%) was paid to M.J. Whitman LLC. For the fiscal year ended December 31, 2005, the Portfolio incurred total brokerage commissions of $268,530, of which approximately $177,774 (or 66%) was paid to M.J. Whitman LLC and approximately $12,500 (or 5%) was paid to Private Debt LLC.

For the fiscal year ended December 31, 2007, the Portfolio effected 67% of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Commissions paid by the Portfolio to M.J. Whitman LLC are paid at a competitive rate. Additional transactions were executed through other broker-dealers acting as broker or principal.

                                SHARE INFORMATION

All shares of the Portfolio have one vote and when duly issued will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act, and the laws of the State of Delaware.

Shares of the Portfolio have equal noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. The Shares of the Portfolio also have equal rights with respect to dividends, assets and liquidation of the Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the Portfolio shares to replace its Trustees.
                                 PURCHASE ORDERS

The purchase of shares of the Portfolio is currently limited to separate accounts (the "Accounts") of insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts") as explained in the Prospectus. The Portfolio reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, the Portfolio will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with the Portfolio's investment policies.

                              REDEMPTION OF SHARES

The procedure for redemption of Portfolio shares under ordinary circumstances is set forth in the Prospectus and in the separate Prospectus relating to the Contracts which accompanies the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of net asset value ("NAV"), the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange ("NYSE") is restricted; (b) when the NYSE is closed for other than weekends and holidays;
(c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

                         CALCULATION OF NET ASSET VALUE


The net asset value per share of the Portfolio's shares will be determined on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.


For purposes of determining the Portfolio's net asset value per share, readily marketable portfolio securities traded on a market for which actual transaction prices are published daily generally are valued at the last sale price on the principal such market as of the close of the regular trading session of the NYSE on the business day as of which such value is being determined. Readily marketable securities traded on a market for which only bid and ask quotations are available generally, are valued at the mean between the last bid and ask prior to such valuation time. Any other readily marketable securities generally are valued on the basis of actual transactions or firm bid quotations. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from an independent dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. For securities whose principal market is closed at the time of which the Portfolio calculates its net asset value, the valuation may take into account subsequent market activity in other markets along with other factors. Pricing services are utilized regularly in the valuation process and spreads and other methods of assisting in valuation may also be utilized. The Trust has retained a third party service provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign securities with principal markets that are no longer open when the Portfolio calculates its NAV, and certain events have occurred after the principal markets have closed but prior to the time as of which the Portfolio computes its net asset value. This means that the Portfolio's NAV may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade.


Assets that are not considered to be readily marketable are valued by the Adviser at fair value, which is generally taken to be the amount for which the asset could be sold in an orderly disposition over a reasonable time period taking into account the nature of the asset, under procedures established by and under the general supervision and responsibility of the Portfolio's Board of Trustees. Fair valuation is inherently imprecise and becomes more so as the range and depth of market participants and information about the asset diminish. In determining fair value, the Adviser reviews various factors to determine whether to value the asset on the basis of public markets, private transactions, an analytical method or at cost. The Adviser's methodologies and determinations of fair value are reviewed at least quarterly by the Board of Trustees.


                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The following is a brief summary of certain U.S. federal income tax rules applicable to regulated investment companies subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to insurance companies subject to Subchapter L of the Code whose variable contract separate accounts purchase shares of the Portfolio. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS"), and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is general in nature and does not address all of the tax consequences that may be relevant to a particular shareholder. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Portfolio and its shareholders, and the discussions set forth herein and in the prospectus do not constitute tax advice. This discussion is limited to shareholders who hold their shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. The Portfolio has not received any legal opinion regarding any tax consequences related to the Portfolio or an investment in the Portfolio. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding, and disposing of shares of the Portfolio, as well as the effects of state, local and non-U.S. tax laws.

The Portfolio has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. So long as the Portfolio so qualifies, it will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Portfolio's shareholders. As a regulated investment company, the Portfolio is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Portfolio is allowed, however, to carry forward any net capital loss for eight years. As discussed below, if for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of the Portfolio's taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Portfolio's shares may be reduced materially.

To qualify as a regulated investment company, the Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. In certain instances, the nature of the Portfolio's investments may make it difficult to determine the Portfolio's compliance with such requirements although the Portfolio does not believe that this will affect its qualification as a regulated investment company. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to its shareholders.

The Portfolio will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the Portfolio will be subject to a tax of 35% of such retained amount. In that event, the Portfolio expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, and each U.S. shareholder (1) will be required to include in income for tax purposes, as long-term capital gain, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Portfolio against its U.S. federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Portfolio by an amount equal to 65% of the amount of the undistributed capital gain included in such shareholder's gross income.

Although distributions by the Portfolio will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Portfolio in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Portfolio during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

To avoid a 4% excise tax, if the Portfolio does not meet the requirements of
Section 4982(f) of the Code, the Portfolio will generally be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of each year), plus any amounts that were not distributed in previous taxable years and which were not previously subject to U.S. federal income tax.

If the Portfolio were to fail to qualify as a regulated investment company, the Portfolio would be subject to tax as an ordinary corporation on its taxable income (even if such income were distributed to shareholders) and all distributions out of earnings and profits would be subject to tax as ordinary income at the shareholder level. In addition, any segregated asset account that holds shares of the Portfolio may be deemed not to satisfy the diversification requirements of Section 817(h) of the Code, described below, and as a result any Contract supported in whole or in part by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a Contract would be taxed currently on the income credited to the Contract. If the Portfolio failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Portfolio's shares may be reduced materially.

The Portfolio's transactions, if any, in instruments such as foreign currencies, forward contracts, options, swaps and futures contracts (including options and forward contracts on foreign currencies) and stock of certain foreign companies may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses, and/or impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) may require the Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out at the end of the Portfolio's fiscal year) and 2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

The U.S. federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Portfolio to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio does not anticipate that its activities in this regard will affect its qualification as a regulated investment company.

If the Portfolio invests (directly or indirectly through a real estate investment trust ("REIT")) in residual interests in real estate mortgage investment conduits ("REMICs") or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Portfolio's income may be subject to U.S. federal income tax in all events. Excess inclusion income of the Portfolio generated by a residual interest in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of the Portfolio in proportion to the dividends received by the shareholders of the Portfolio. Excess inclusion income generally
(i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) will require the Portfolio or a nominee to withhold from the excess inclusion portion of any dividend paid to non-U.S. shareholders U.S. federal withholding tax at the maximum rate (currently 30%) without reduction for any otherwise applicable income tax treaty or other exemption.

Income from investments in foreign securities received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Portfolio would generally be able to elect to pass eligible foreign taxes through to its shareholders, if more than 50% of the Portfolio's total assets at the close of its fiscal year were invested in securities of foreign issuers. If the Portfolio were to make this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their tax returns. The ability to claim foreign tax credits may be subject to limitations. If such election were not made by the Portfolio, any foreign taxes paid or accrued would generally represent an expense to the Portfolio, which would reduce its investment company taxable income.

The Portfolio may invest in foreign corporations that are passive foreign investment companies ("PFICs") for U.S. federal income tax purposes, and consequently the Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Portfolio to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Portfolio's holding period for the stock. The amount so allocated to any taxable year of the Portfolio prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Portfolio at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a taxable dividend to stockholders.

The Portfolio may be able to elect to treat a PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph, and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Portfolio would be required to obtain annual information from the PFIC, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Portfolio may elect to mark-to-market at the end of each taxable year all shares that it holds in a PFIC. If the Portfolio makes this election, the Portfolio would recognize as ordinary income any increase in the value of such shares over the Portfolio's adjusted basis in such shares and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market and qualifying electing fund elections may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended tax consequences could arise to the Portfolio from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by the Portfolio which, as discussed above, the Portfolio would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The U.S. federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, "Instruments" and individually, an "Instrument") which may be acquired by the Portfolio will depend, in part, upon the nature of those Instruments and the application of various tax rules. The Portfolio may derive interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Portfolio may be required to accrue original issue discount income, and in certain circumstances the Portfolio may be required to accrue stated interest even though no concurrent cash payments will be received. If the Portfolio acquires an Instrument at a discount and the terms of that Instrument are subsequently modified, the Portfolio could be required to recognize gain at the time of the modification even though no cash payments will have been received at that time. The market discount rules, as well as certain other provisions, may require that a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income as opposed to capital gain. Also, under the market discount rules, if the Portfolio were to receive a partial principal payment with respect to an Instrument, the Portfolio could be required to recognize ordinary income at the time of the partial principal payment even though the Instrument may ultimately be settled at an overall loss. As a result of these and other rules, the Portfolio may be required to recognize taxable income that it would be required to distribute even though the underlying Instruments have not made concurrent cash distributions to the Portfolio.

The body of law applicable to many of the investment instruments discussed above is complex and in certain circumstances, not well developed. Thus the Portfolio and its advisors may be required to interpret various provisions of the Code and the Treasury Regulations and take certain positions on the Portfolio's tax returns in situations where the law is somewhat uncertain.

The Portfolio will be managed pursuant to investment guidelines designed to be consistent with the diversification requirements set forth in Section 817(h) of the Code (the "Diversification Requirements"), and the Treasury Regulations promulgated thereunder. Section 817(h) of the Code requires, among other things, that on the last day of each calendar quarter (or within 30 days thereafter) the assets of the Portfolio be diversified as follows: (i) no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment; (ii) no more than 70% of the value of the total assets of the Portfolio may be represented by any two investments; (iii) no more than 80% of the value of the total assets of the Portfolio may be represented by any three investments; and (iv) no more than 90% of the value of the total assets of the Portfolio may be represented by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer will be treated as a single investment, and with respect to government securities, each government agency or instrumentality will be treated as a single separate issuer. Section 817(h) also provides, as a safe harbor, that the Portfolio will be adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the Portfolio's total assets are cash and cash items, government securities, and securities of other regulated investment companies.

The Portfolio expects that the shares of the Portfolio purchased by an Account will constitute all of the assets of each segregated asset account (as determined for U.S. federal income tax purposes) of the Account holding shares of the Portfolio. A "look-through" rule provided under Section 817, if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Because the Portfolio is offering its shares only to Accounts, an Account should be able to apply the "look-through" rule to determine if the segregated asset account supporting a Contract has met the Diversification Requirements. Although the Portfolio intends to manage its investments so that the Portfolio itself will meet the diversification requirements and to sell its shares only to Accounts, no assurance can be given that the "look-through" rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified.

In the event the assets of a segregated asset account of an Account have not met the Diversification Requirements, a Contract supported by that segregated asset account will not be treated as a life insurance or annuity contract for U.S. federal income tax purposes and the owner of the Contract will be taxed on any income on the Contract.

Generally, distributions paid by the Portfolio of its ordinary income, net short-term capital gain, and long-term capital gain will be includible in the gross income of a life insurance company holding Portfolio shares in an Account. To the extent that the dividends paid by the Portfolio represent dividends qualifying for the dividends received deduction at the Portfolio level, such dividends will be eligible for the dividends received deduction by an insurance company to the extent such deduction is the company's share of the dividend received deduction and is available to life insurance companies under Subchapter
L. The U.S. federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain, or loss attributable to Account assets held by an insurance company for a Contract and generally provide for reserve adjustments, which largely offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential for gain or loss upon the disposition of separate account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the company's share of actual or deemed income from separate account assets to the extent such income has been reflected in the value of supported variable contracts. Such income may be subject to state and local taxes, although in most jurisdictions insurance companies are not taxed on investment income; in such states where investment income is taxed, the state and local tax treatment of such income generally will conform to the U.S. federal tax treatment. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter M of the Code with the provisions of Subchapter L of the Code and any applicable state and local taxes.



                              FINANCIAL STATEMENTS


The Portfolio's financial statements and notes thereto appearing in the Annual Report to Shareholders dated December 31, 2007 and the report thereon of PricewaterhouseCoopers LLP, registered independent public accounting firm, appearing therein, are incorporated by reference in this SAI. The Portfolio will issue unaudited semi-annual and audited annual financial statements.

                                    APPENDIX
                      DESCRIPTION OF CORPORATE BOND RATINGS



                         STANDARD & POOR'S RATINGS GROUP
                         -------------------------------

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.      Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

         B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

          D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


                         MOODY'S INVESTORS SERVICE, INC.
                         -------------------------------

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Director Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Director Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

         Exhibits filed pursuant to Form N-1A:

                  (a) Agreement and Declaration of Trust and Certificate of Trust are incorporated by reference to the Registrant's Registration Statement on Form N-1A, file No. 333-81141, filed on June 21, 1999.

                            Designation of Subtrust for Third Avenue Value Portfolio is incorporated by reference to the Registrant's Registration Statement on Form N-1A, file No. 333-81141, filed on June 21, 1999.

                  (b) By-Laws are incorporated by reference to the Registrant's Registration Statement on Form N-1A, file No. 333-81141, filed on June 21, 1999.

                  (c) Reference is made to Articles V and VI of the Trust's Agreement and Declaration of Trust.

                  (d) Investment Advisory Agreement between Third Avenue Variable Series Trust on behalf of Third Avenue Value Portfolio and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Exhibit No. (d)(1) on Form N-1A, file no. 333- 81141 filed on April 19, 2007.

                            Distribution Agreement between Third Avenue Variable Series Trust on behalf of Third Avenue Value Portfolio and M.J. Whitman LLC dated August 8, 2002 is incorporated by reference to Exhibit No. (e)(1) on Form N-1A, file no. 333- 81141 filed on April 15, 2003.

                  (e)       Not applicable.

                  (f)       Not applicable.

                  (g) Custody Agreement between Third Avenue Variable Series Trust and Custodial Trust Company is incorporated by reference to the Registrant's Registration Statement on Form N1-A File No. 333-81141, filed on September 10, 1999.

                     (1) Amendment to Custody Agreement with respect to foreign custody matters dated February 27, 2002 is incorporated by reference to Exhibit No. (g)(1) on Form N-1A, file no. 333- 81141 filed on April 10, 2002.

                     (2) Foreign Custody Manager Agreement dated February 27, 2002 between Third Avenue Variable Series Trust and Custodial Trust Company is incorporated by reference to Exhibit No. (g)(2) on Form N-1A, file no. 333-81141 filed on April 15, 2003.

                  (h) Services Agreement between Third Avenue Variable Series Trust and PFPC, Inc. is incorporated by reference to the Registrant's Registration Statement on Form N1-A File No. 333-81141, filed on September 10, 1999.

                     (1) Administration Agreement between Third Avenue Variable Series Trust and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Exhibit No. (h)(1) on Form N-1A, file no. 333- 81141 filed on April 19, 2007.

                     (2) Sub-Administration Agreement between Third Avenue Management LLC and PFPC Inc. dated August 8, 2002 is incorporated by reference to Exhibit No. (h)(2) on Form N-1A, file no. 333- 81141 filed on April 15, 2003.

                  (i) Opinion and Consent of Counsel regarding the legality of the securities being issued is incorporated by reference to the Registrant's Registration Statement on Form N1-A File No. 333-81141, filed on September 10, 1999.

                  (j)(1) Power of Attorney dated February 25, 2005 is incorporated by reference to Exhibit (j)(1) of Post-Effective Amendment No. 10 to the Registration Statement No. 333-81141 filed on April 29, 2005.

                  (j)(2) Consent of Independent Auditors is filed herein as Exhibit (j)(2).

                  (k) Financial Data Schedule is no longer a requirement of this filing.

                  (l) Not applicable.

                  (m) Not applicable.

                  (n) Not applicable.

                  (o) Not applicable.

                  (p) Amended Code of Ethics is filed herein as Exhibit (p)(1).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                 Not applicable.

ITEM 25. INDEMNIFICATION.

                 Reference is made to Article IV of the Registrant's Trust Instrument.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                 Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017 provides investment advisory services to investment companies. Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and "Management of the Trust" in the Statement of Additional Information constituting Part B which is incorporated by reference to the Registration Statement.

                 Listed below are the principal officers and Directors of Third Avenue Management LLC:

            NAME AND POSITION                           NAME AND POSITION
            WITH THIRD AVENUE MANAGEMENT LLC            WITH OTHER COMPANY
            MARTIN J. WHITMAN                           M.J. WHITMAN MANAGEMENT, LLC
            Co-Chief Investment Officer                 Co-Portfolio Manager

                                                        MARTIN J. WHITMAN & CO., INC. (FORMERLY M.J.
                                                        WHITMAN & CO, INC.)
                                                        President, CEO, and  Director

                                                        NABORS INDUSTRIES, INC.
                                                        Director
            DAVID M. BARSE                              M.J. WHITMAN LLC
            President, Chief Executive Officer          CEO, President

                                                        M.J. WHITMAN MANAGEMENT,
                                                        LLC President and COO

                                                        COVANTA HOLDING CORPORATION
                                                        Director

                                                        ACA CAPITAL HOLDINGS, INC.
                                                        Director

            VINCENT J. DUGAN                            M.J. WHITMAN LLC
            Treasurer, Chief Financial Officer          Treasurer and CFO



            W. JAMES HALL III                           M.J. WHITMAN LLC
            General Counsel and Secretary               General Counsel and Secretary

                                                        M.J. WHITMAN MANAGEMENT, LLC
                                                        General Counsel and Secretary

            CURTIS R. JENSEN
            Co-Chief Investment Officer

            JOSEPH REARDON
            Chief Compliance Officer

            MICHAEL BUONO
            Controller

            In addition, Third Avenue Management LLC acts as adviser to the following registered investment companies: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund. Third Avenue Management LLC also acts as sub-adviser to certain third party open-end investment companies.

ITEM 27. PRINCIPAL UNDERWRITERS.

                  (a) Not Applicable.

                  (b) Listed below are the principal officers and Directors of
                      M.J. Whitman LLC:

                  NAME AND POSITION
                  WITH M.J. WHITMAN LLC - 622 THIRD AVENUE,
                  32ND FLOOR, NEW YORK 10017

                  DAVID M. BARSE
                  President, Chief Executive Officer

                  VINCENT DUGAN
                  Treasurer, Chief Financial Officer

                  W. JAMES HALL III
                  General Counsel and Secretary

                  (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust's investment adviser, Third Avenue Management LLC, 622 Third Avenue, NY, NY 10017, except for those records maintained by the Trust's Custodian, Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, and the Trust's Transfer Agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.


ITEM 29. MANAGEMENT SERVICES.

                 None.

ITEM 30. UNDERTAKINGS.

                 Not applicable.

                                              EXHIBIT INDEX

Exhibit      Description

99.(j)(2)    Consent of Independent Auditors

99.(p)(1)    Amended Code of Ethics

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 11 to its Registration Statement meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 11 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 16th day of April, 2008.

                                    THIRD AVENUE VARIABLE SERIES TRUST
                                    Registrant

                                    /s/ DAVID M. BARSE
                                    -------------------------------------------
                                    David M. Barse, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement of Third Avenue Variable Series Trust has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                   CAPACITY                     DATE

/S/ MARTIN J. WHITMAN*                      Trustee                      4/16/08
-----------------------------------
Martin J. Whitman

/S/ DAVID M. BARSE*                         Trustee                      4/16/08
-----------------------------------
David  M. Barse

/S/ VINCENT J. DUGAN*                       Chief Financial Officer      4/16/08
-----------------------------------
Vincent Dugan

/s/ JACK W. ABER*                           Trustee                      4/16/08
-----------------------------------
Jack W. Aber

/s/ WILLIAM E. CHAPMAN, II*                 Trustee                      4/16/08
-----------------------------------
William E. Chapman, II

/s/ LUCINDA FRANKS*                         Trustee                      4/16/08
-----------------------------------
Lucinda Franks

/s/ EDWARD J. KAIER*                        Trustee                      4/16/08
-----------------------------------
Edward J. Kaier

/s/ MARVIN MOSER*                           Trustee                      4/16/08
-----------------------------------
Marvin Moser

/s/ ERIC RAKOWSKI*                          Trustee                      4/16/08
-----------------------------------
Eric Rakowski

/s/ MARTIN SHUBIK*                          Trustee                      4/16/08
-----------------------------------
Martin Shubik

/s/ CHARLES C. WALDEN*                      Trustee                      4/16/08
-----------------------------------
Charles C. Walden

*By David M. Barse, Vincent J. Dugan and W. James Hall pursuant to Power of Attorney filed herewith.